SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

Tii Network Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

001-08048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant’s telephone number, including area code

TII Network Technologies, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 18, 2009, the Company issued a press release reporting that its Board of Directors has retained the services of Mooreland Partners LLC to assist it in considering various strategic and financial alternatives available to the Company. These alternatives include the previously disclosed expression of interest received from Wilcom, Inc. to acquire all of the outstanding shares of the Company’s Common Stock.  A copy of the Company’s press release dated June 18, 2009 is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	The Company’s press release dated June 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tii Network Technologies, Inc.

Date: June 19, 2009	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch,
Vice President-Finance
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Company’s press release dated June 18, 2009